FORM OF SUBORDINATION AGREEMENT

This Subordination Agreement (this “Subordination Agreement”) is dated as of September 10, 2010, by and among the individuals and corporate entities listed on Schedule 1 hereto (the “Subordinated Lenders”), Eastern Resources, Inc., a Delaware corporation (the “Parent Borrower”), Buzz Kill, Inc., a New York corporation and a wholly-owned subsidiary of Parent Borrower (the “Subsidiary Borrower”), and ____________________, a _____________ corporation (the “Senior Creditor”).

Background

The Senior Creditor wishes to make a $_____________ loan (the “Loan”) to the Subsidiary Borrower, on the terms and subject to the conditions provided in the form of the 10% senior note (the “New Note”) attached hereto as Exhibit A.

A condition precedent of the Loan is the subordination of all of the obligations of the Subsidiary Borrower to the Subordinated Lenders (the “Subordinated Obligations”) to the obligations of the Subsidiary Borrower to the Senior Creditor in connection with the Loan as evidenced by the New Note (the “Senior Obligation”).

Agreements

1.           Subordination of Obligations.

(a)           The payment and performance of any and all Subordinated Obligations are expressly subordinated to the Senior Obligation, to the extent and in the manner set forth in this Subordination Agreement and notwithstanding anything to the contrary in any of the Subordinated Loan Documents (as defined below), without regard to the date the Loan is funded.

(b)           For the purposes of this Subordination Agreement, the “Subordinated Loan Documents” include, and are limited to (i) ________________________________________.

2.           Restrictions on the Subordinated Lenders.

(a)           During such time as any part of the Senior Obligation remains unpaid, the Subordinated Lenders will not take, receive or accept from the Parent Borrower or the Subsidiary Borrower, by set off or in any other manner, any payment or distribution on account of any of the Subordinated Obligations.

(b)           Each of the Subordinated Lenders individually acknowledges and agrees that (i) it has received a true and complete copy of the New Note, (ii) it has reviewed or had the opportunity to review the terms and conditions of the Loan and the New Note with its own counsel, and (iii) it understands and appreciates the effect that the terms and conditions of the Loan and the New Note may have on the ability of the Subsidiary Lender to repay the Subordinated Obligations.

3.           Prohibition of All Payments Following an Event of Default.

If for any reason any portion of the Senior Obligation is not paid when due or is not paid on or before the maturity thereof, or if there shall occur and be continuing any event which with the giving of notice or lapse of time or both would constitute an event of default under the New Note (as defined therein) (collectively referred to hereinafter as “Default”), the Senior Creditor shall promptly notify each of the Subordinated Lenders in writing of such Default and, unless and until such Default shall have been cured or unless and until the Senior Obligation shall be paid in full, the Subordinated Lenders may not receive or accept from the Parent Borrower or from the Subordinated Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Obligations.  The Senior Creditor shall promptly notify each of the Subordinated Lenders in writing once such Default has been cured or the Senior Obligations has been paid in full and, in the event of a repayment in full of the Senior Obligation, the Senior Creditor shall execute and deliver such documentation as may be reasonably necessary to evidence the termination of the subordination of the Subordinated Obligations to the Loan provided for in this Subordination Agreement.

4.           Payments Cannot Create a Default.

The Subordinated Lenders will not receive or accept from the Parent Borrower or from the Subsidiary Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Obligations, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any instrument or agreement evidencing, in connection with or providing for the issuance of the Senior Obligation, or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute an event of default under the New Note (as defined therein).

5.           Unauthorized Receipt of Payment by any Subordinated Lender.

If any Subordinated Lender shall receive any payment or distribution on account of the Subordinated Obligations which such Subordinated Lender is not entitled to receive under this Subordination Agreement, such Subordinated Lender will hold any amount so received in trust for the Senior Creditor and will promptly (but in any event on or before the third (3rd) business day immediately following receipt of any such payment or distribution on account of the Subordinated Obligations) and without liability or obligation to any Subordinated Lender, turn over such payment or distribution to the Senior Creditor in the form received by such Subordinated Lender (together with any necessary endorsement) to be applied against the Senior Obligation, and any such payment or distribution so turned over by a Subordinated Lender shall be deemed not to have been received by the Subordinated Lender.

6.           Restrictions on Actions to Recover Subordinated Obligations.

Until the Senior Obligation is irrevocably paid in full, the Subordinated Lenders shall not, and shall not solicit any person or entity to, commence any action or proceeding against the Parent Borrower or the Subsidiary Borrower to recover all or any part of the Subordinated Obligation or join with any other creditor in commencing or maintaining any such action or proceeding, unless Senior Creditor shall also join in bringing any such case, proceedings or other actions against the Parent Borrower or the Subsidiary Borrower (a “Proceeding”); provided, however, that in the event of any Proceeding or a sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Parent Borrower or the Subsidiary Borrower, the Subordinated Lenders may, if the Senior Creditor shall not have already so requested, file any claim, proof of claim, proof of interest or other instrument of similar character necessary to preserve the rights of the Subordinated Lenders and the obligations of Parent Borrower and the Subsidiary Borrower, as applicable, in respect of and under the Subordinated Obligations.

7.           Rights of Subrogation.

(a)           Except for notices expressly required by this Subordination Agreement, neither the Senior Creditor nor the Subordinated Lenders shall have any duty whatsoever to obtain, advise or deliver information or documents to the other relative to the condition, business, assets and/or operations of the Parent Borrower or the Subsidiary Borrower. The Subordinated Lenders agree that the Senior Creditor owes no fiduciary duty to the Subordinated Lenders in connection with the administration of the Senior Obligation, the New Note and the Subordinated Loan Documents, and the Subordinated Lenders agree not to assert any such claim.

(b)           No payment or distribution properly made to the Senior Creditor pursuant to the provisions of the Note shall entitle the Subordinated Lenders to exercise any right of subrogation in respect thereof prior to the payment in full of the Senior Obligation, and the Subordinated Lenders agree that prior to the satisfaction of the entire Senior Obligation, none of them shall acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the assets of the Parent Borrower or the Subsidiary Borrower.

8.           Effectiveness in Insolvency Proceedings.  This Subordination Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of a Proceeding. All references in this Subordination Agreement to Parent Borrower or to Subsidiary Borrower shall include Parent Borrower or Subsidiary Borrower as a debtor-in-possession and any receiver or trustee for Parent Borrower or Subsidiary Borrower in any Proceeding.

9.           Insolvency or Bankruptcy by Borrowers.  In the event of any Proceeding, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Parent Borrower or Subsidiary Borrower, and unless and until the Senior Obligation is irrevocably paid in full:

(a)           the Subordinated Lenders will, at the Senior Creditor’s request, file any claim, proof of claim, proof of interest or other instrument of similar character reasonably necessary and customary under the circumstances to enforce the obligations of Parent Borrower and Subsidiary Borrower in respect of the Subordinated Obligations; and

(b)           the Subordinated Lenders shall not request judicial relief that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Senior Creditor, or oppose or otherwise contest any request for judicial relief made by the Senior Creditor.

10.           Limitations on Senior Creditor’s Rights.  The Senior Creditor may not, at any time without the consent of and notice to the Subordinated Lenders, change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Obligation or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of the Senior Obligation in any manner, or enter into or amend in any manner any other agreement relating to the Senior Obligation (including provisions restricting or further restricting payments of the Subordinated Obligations).

11.           Documentation of Subordinated Obligations.  Each of the Subordinated Lenders shall, at Senior Creditor’s request, promptly surrender or cause to be surrendered any Subordinated Loan Document so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Obligation in favor of Senior Creditor in the manner and to the extent set forth in this Subordination Agreement.

12.           Execution of Instruments.  The Subordinated Lenders agree to execute any and all other instruments as may reasonably be necessary and requested by the Senior Creditor to further evidence the subordination of the Subordinated Obligations to the Senior Obligation as herein provided.

13.           Assignment by the Subordinated Lenders.  The Subordinated Lenders will not assign or transfer (or agree to assign or transfer) to any other person any claim the Subordinated Lenders have or may have against Parent Borrower or Subsidiary Borrower as long as any portion of the Senior Obligation remains outstanding, except upon at least ten (10) days prior written notice to the Senior Creditor and only if such assignment or transfer (or agreement to make such assignment or transfer) is expressly made subject to this Subordination Agreement.

14.           Representations, Warranties and Covenant.  The Senior Creditor and each of the Subordinated Lenders represents and warrants that (a) the execution, delivery and performance of this Subordination Agreement (i) has been duly authorized by all necessary corporate or company action, to the extent required, and (ii) does not require the consent or approval of any other person, (b) neither the execution nor the delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any formation or governing documents) to which the Senior Creditor or any Subordinated Lender is now subject, (c) this Subordination Agreement constitutes a legal, valid and binding obligation of the Senior Creditor and each of the Subordinated Lenders, respectively enforceable against it in accordance with its terms.  The Parent Borrower and the Subsidiary Borrower covenant and agree that none of the Subordinated Obligations is or will be subordinated to any other indebtedness of Parent Borrower or Subsidiary Borrower other than the Senior Obligation, unless otherwise agreed by the Subordinated Lenders.

15.           Waiver of Notice of Acceptance.  Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of Senior Creditor being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it and acceptance by each of the Subordinated Lenders being conclusively presumed by delivery of executed copies of this Subordination Agreement to the Parent Borrower and the Senior Creditor.

16.           Assignment by Senior Creditor.  This Subordination Agreement may be assigned, in whole or in part, by Senior Creditor in connection with any assignment or transfer of all or any portion of the Senior Obligation.

17.           Notices.  All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission).  All such written notices shall be mailed, faxed or delivered, to the applicable address or facsimile number set out below or to such other address or facsimile number as shall be designated by such party in a notice to the other parties.  All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto, and (ii) (A) if delivered by hand or by courier, upon delivery; (B) if delivered by mail, four (4) business days after deposit in the mails, postage prepaid; and (C) if delivered by facsimile, when sent and the sender has received electronic confirmation of error free receipt.  In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

If to Parent Borrower or Subsidiary Borrower:

Eastern Resources, Inc.
166 East 34th Street, Suite 18K
New York, NY  10016
Attention:  Thomas H. Hanna, Jr.
Telephone: (917) 687-6623
Facsimile: (212) 685-3831
E-Mail: thannajr@aol.com

If to Senior Creditor:

If to a Subordinated Lenders, to the address reflected opposite the name of such Subordinated Lender on Schedule 1 hereto.

18.           Governing Law.  This Subordination Agreement shall be construed under and governed by the laws of the State of New York and applicable federal law.

19.           Severability.  If any provision (or portion of any provision) of this Subordination Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a final decision of any court of competent jurisdiction, the parties shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions will remain in full force and effect.

20.           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

THE PARTIES TO THIS SUBORDINATION AGREEMENT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK FOR ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (ii) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE STATE OF NEW YORK, (iii) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT THEY WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARENT BORROWER OR THE SUBSIDIARY BORROWER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

BY ACCEPTING THIS AGREEMENT, TO THE FULL EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF ANY PARTY HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH SUCH PARTY, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  EACH PARTY HERETO EACH HEREBY CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED TO SUCH PARTY, AS APPLICABLE, AT THE ADDRESS SET FORTH HEREINABOVE.

21.           Counterparts.  This Subordination Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties be contained together on any one counterpart of this Subordination Agreement. Each counterpart will be deemed an original, but all counterparts taken together will constitute one and the same agreement.

22.           Entire Agreement; Amendment.  THIS SUBORDINATION AGREEMENT REFLECTS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED BY THIS SUBORDINATION AGREEMENT AND CANNOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG ANY OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Subordination Agreement may be amended and the rights of any party under this Subordination Agreement may be waived only pursuant to a written agreement signed by each of the parties to this Subordination Agreement.

[Signatures Begin on the Following Page]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers effective as of the date first set forth above.

PARENT BORROWER:

Eastern Resources, Inc.

By:
Name: Thomas H. Hanna, Jr.
Title: Chief Executive Officer

SUBSIDIARY BORROWER:

Buzz Kill, Inc.

By:
Name: Thomas H. Hanna, Jr.
Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized undersigned officer effective as of the date first set forth above.

SENIOR CREDITOR:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers effective as of the date first set forth above.

SUBORDINATED LENDERS: